Supplement dated March 20, 2020 to your variable annuity Prospectus dated May 1, 2019 for the Pacific Select Variable Annuity II variable annuity contract issued by Pacific Life Insurance Company

The purpose of this supplement is to announce various underlying fund changes. This supplement must be preceded or accompanied by the Prospectus for your Contract, as supplemented (the “Prospectus”). All information in your Prospectus dated May 1, 2019, remains in effect unless otherwise supplemented. Capitalized terms used in this supplement are defined in your Contract Prospectus unless otherwise defined herein.  “We,” “us,” or “our” refer to Pacific Life Insurance Company; “you” or “your” refer to the Contract Owner. You can obtain a copy of the current Prospectus by contacting us at (800) 722-4448, or online at www.PacificLife.com. Please retain it for future reference.

Pacific Select Fund Portfolio Name and Investment Adviser/Manager Changes

Effective May 1, 2020, the name of the Pacific Select Fund Developing Growth Portfolio is changed to the Pacific Select Fund Small-Cap Growth Portfolio. In addition, the Investment Adviser/Manager will change from Lord Abbett & Co. LLC to MFS Investment Management.

All references in the Contract Prospectus to the Pacific Select Fund Developing Growth Portfolio are replaced with the Pacific Select Fund Small-Cap Growth Portfolio.

Form No. PSVA2SUP0320